UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): June 4, 2026

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2026, CVR Energy, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders of the Company as of the close of business on April 6, 2026, the record date for the Annual Meeting, voted on three proposals, consisting of (1) the election of ten directors to the Board, each to serve until the 2027 Annual Meeting of Stockholders of the Company or until such director’s successor has been elected and qualified; (2) the approval, by a non-binding advisory vote, of the Company’s named executive officer compensation; and (3) the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the Company for the 2026 fiscal year. For more information regarding the foregoing proposals, refer to the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the United States Securities and Exchange Commission on April 21, 2026.

At the Annual Meeting, (1) the ten directors nominated by the Board were elected; (2) the stockholders voted, on a non-binding advisory basis, in favor of the Company’s named executive officer compensation; and (3) the stockholders ratified Grant Thornton as the independent registered public accounting firm for the Company for the 2026 fiscal year. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert E. Flint	84,609,679	6,903,120	3,794,929
Dustin DeMaria	78,764,540	12,748,259	3,794,929
Jaffrey (Jay) A. Firestone	91,063,306	449,493	3,794,929
Brett Icahn	84,736,915	6,775,884	3,794,929
Colin Kwak	78,783,421	12,729,378	3,794,929
David L. Lamp	84,754,698	6,758,101	3,794,929
Stephen Mongillo	80,776,792	10,736,007	3,794,929
Mark A. Pytosh	85,199,260	6,313,539	3,794,929
Mark J. Smith	91,097,161	415,638	3,794,929
Julia Heidenreich Voliva	85,946,668	5,566,131	3,794,929

Proposal 2 - Advisory Vote on Named Executive Officer Compensation

The stockholders approved, on a non-binding advisory basis, the Company’s named executive officer compensation by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
83,749,654	7,644,864	118,281	3,794,929

Proposal 3 - Auditor Ratification

The stockholders ratified the appointment of Grant Thornton as the independent registered public accounting firm for the Company for the 2026 fiscal year by the following vote:

Votes For	Votes Against	Votes Abstain
95,081,957	109,133	116,638

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026

CVR Energy, Inc.

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, and Treasurer